UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2020

EP ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-36253	46-3472728
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

EP ENERGY LLC

(Exact name of registrant as specified in its charter)

Delaware	333-183815	45-4871021
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1001 Louisiana Street

Houston, Texas 77002

(Address of principal executive offices) (Zip Code)

(713) 997-1200

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01              Regulation FD Disclosure.

As previously disclosed, on October 3, 2019, EP Energy Corporation (together with EP Energy LLC, the “Company”), and certain of its direct and indirect subsidiaries (collectively with the Company, the “Debtors”) filed voluntary petitions (the “Chapter 11 Cases”) in the United States Bankruptcy Court for the Southern District of Texas (the “Bankruptcy Court”) seeking relief under chapter 11 of title 11 of the United States Code. The Chapter 11 Cases are being jointly administered under the caption “In re: EP Energy Corporation, et al., Case No. 19-35654.” Court filings and other information related to the Chapter 11 Cases are available at the website administered by the claims agent, Prime Clerk, at https://cases.primeclerk.com/EPEnergy.

Plan of Reorganization

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on November 19, 2019, on November 19, 2019, the Debtors filed a proposed Joint Chapter 11 Plan (as may be amended, restated or otherwise modified from time to time, the “Plan”) and a proposed Disclosure Statement for Joint Chapter 11 Plan of Reorganization describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

As previously disclosed in a Current Report on Form 8-K filed with the Securities and Exchange Commission on December 16, 2019, on December 12, 2019, the Debtors filed an Amended Joint Chapter 11 Plan of EP Energy Corporation and a Disclosure Statement for Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

On January 2, 2020, the Debtors filed a Second Amended Joint Chapter 11 Plan of EP Energy Corporation and a Disclosure Statement for Second Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

On January 8, 2020, the Debtors filed a Third Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors and a Disclosure Statement for Third Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors describing the Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

Also on January 8, 2020, the Debtors filed a Modified Third Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors (as may be further amended from time to time, the “Modified Third Amended Plan”) and a Modified Disclosure Statement for Modified Third Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors (as may be further amended from time to time, the “Disclosure Statement”) describing the Modified Third Amended Plan and the solicitation of votes to approve the same from certain of the Debtors’ creditors with respect to the Chapter 11 Cases.

Agreement in Principle

Also on January 8, 2020, the Debtors announced that they had reached an agreement in principle with the Official Committee of Unsecured Creditors (the “Creditors’ Committee”) and the Initial Supporting Noteholders regarding a settlement of the Creditors’ Committee’s objections to confirmation of the Plan. Under the agreement in principle, among other terms, (a) holders of Unsecured Claims (which will be amended to exclude 1.5L Notes Deficiency Claims) will receive their Pro Rata share of  (i) 1.75% of the New Common Shares, subject to dilution only by the EIP Shares and (ii)(A) for eligible holders, rights to participate in a $25 million rights offering and (B) for non-eligible holders, Cash, New Common Shares, or a combination thereof, not to exceed a value of $500,000 in the aggregate; and (b) the reasonable and documented fees and out-of-pocket expenses of the Unsecured Notes Trustees will be paid in full. The full terms of the agreement in principle remain under negotiation and will be memorialized in an amended chapter 11 plan and described in a related disclosure statement, both to be filed with Bankruptcy Court. A hearing to approve such disclosure statement and solicitation of votes on such amended chapter 11 plan has been scheduled to be held on January 13, 2020. In connection with the agreement in principle, the Initial Supporting Noteholders agreed to extend the milestone date set forth in Section 6(c)(v) of the Backstop Commitment Agreement to January 15, 2020. Capitalized terms used but not defined in this paragraph have the meanings assigned to such terms in the Modified Third Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors attached hereto as Exhibit 99.1.

Information contained in the Modified Third Amended Plan and the Disclosure Statement is subject to change, whether as a result of amendments or supplements to the Modified Third Amended Plan or Disclosure Statement, third-party actions, or otherwise, and should not be relied upon by any party. Copies of the Modified Third Amended Plan and the Disclosure Statement are attached hereto as Exhibits 99.1 and 99.2, respectively.

This Current Report on Form 8-K is not a solicitation to accept or reject the proposed Modified Third Amended Plan. Any such solicitation will be made pursuant to and in accordance with the Disclosure Statement, as may be amended from time to time, and applicable law, including orders of the Bankruptcy Court.

The Disclosure Statement was amended to, among other things, include a liquidation analysis and financial projections (collectively, “Analysis and Projections”). The Analysis and Projections were not prepared with a view toward compliance with the published guidelines of the Securities and Exchange Commission or the guidelines established by the Public Company Accounting Oversight Board and should not be relied upon to make an investment decision with respect to the Company. The Analysis and Projections do not purport to present the Company’s financial condition in accordance with GAAP. The Company’s independent registered public accounting firm has not examined, compiled or otherwise applied procedures to the Analysis and Projections and, accordingly, does not express an opinion or any other form of assurance with respect to the Analysis and Projections. Any financial projections or forecasts therein or as otherwise in the Disclosure Statement and the exhibits thereto reflect numerous assumptions with respect to financial condition, business and industry performance, general economic, market and financial conditions, and other matters, all of which are difficult to predict, and many of which are beyond the Company’s control. Accordingly, there can be no assurance that the assumptions made in preparing such financial projections or forecasts will prove to be accurate. It is expected that there will be differences between actual and projected results, and the differences may be material, including due to the occurrence of unforeseen events occurring subsequent to the preparation of any financial projections or forecasts. The disclosure of the Analysis and Projections should not be regarded as an indication that the Company or its affiliates or representatives consider the Analysis and Projections to be a reliable prediction of future events, and the Analysis and Projections should not be relied upon as such. The Analysis and Projections are only estimates and actual results may vary considerably from the Analysis and Projections. The statements in the Analysis and Projections speak only as of the date such statements were made, or any earlier date indicated therein. The Company does not undertake any obligation to publicly update the Analysis and Projections to reflect circumstances existing after the date when the Analysis and Projections were filed with the Bankruptcy Court or to reflect the occurrence of future events, even in the event that any or all of the assumptions underlying the Analysis and Projections are shown to be in error. The statements provided in the Analysis and Projections are subject to all of the cautionary statements and limitations described herein, therein and under the caption “Forward-Looking Statements.”

In accordance with General Instruction B.2 of Form 8-K, the information being furnished under this Item 7.01 pursuant to this Current Report on Form 8-K, including Exhibit 99.1 and Exhibit 99.2, shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any registration statement or other document filed by the Company under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except as expressly set forth by specific reference in such filing.

Forward-Looking Statements

This Current Report on Form 8-K includes certain forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements are subject to risks and uncertainties that could cause results to differ materially from the Company’s expectations, including the following: risks and uncertainties relating to the Chapter 11 Cases, including but not limited to, the Company’s ability to obtain Bankruptcy Court approval with respect to motions in the Chapter 11 Cases, the effects of the Chapter 11 Cases on the Company and on the interests of various constituents, Bankruptcy Court rulings in the Chapter 11 Cases and the outcome of the Chapter 11 Cases in general, the length of time the Company will operate under the Chapter 11 Cases, risks associated with third-party motions in the Chapter 11 Cases, the potential adverse effects of the Chapter 11 Cases on the Company’s liquidity or results of operations; the ability of the Company to comply with the terms of that certain Plan Support Agreement, dated as of October 18, 2019 (as may be amended from time to time, the “PSA”), that certain Backstop Commitment Agreement, dated as of October 18, 2019 (as may be amended from time to time), and/or that certain Senior Secured Superpriority Debtor-In-Possession Credit Agreement, dated as of November 25, 2019, by and among EP Energy LLC, JPMorgan Chase Bank, N.A. and the lenders under EP Energy LLC’s prepetition reserve based credit facility party thereto as lenders (as may be amended from time to time); the ability of the Company to obtain requisite support for a plan of reorganization from various stakeholders; the ability of the Company to confirm and consummate such plan of reorganization in accordance with the terms of the PSA; the uncertainty as to when or whether the effective date of such plan of reorganization will occur; the ability of the Company to finalize the agreement in principle described herein; the effects of disruption from the Chapter 11 Cases making it more difficult to maintain business and operational relationships, to retain key executives and to maintain various licenses and approvals necessary for the Company to conduct its business; the consequences of the acceleration of the Company’s debt obligations; risks related to the trading of the Company’s securities on the OTC Pink Market; as well as other risk factors set forth in the Company’s Disclosure Statement included as Exhibit 99.2 to this Current Report on Form 8-K, as may be amended from time to time; as well as the risk factors described in the Company’s Annual Report on Form 10-K for the year ended December 31, 2018, as updated in the Company’s subsequently filed Quarterly Reports on Form 10-Q. While the Company makes these statements in good faith, neither the Company nor its management can guarantee that anticipated future results will be achieved. The Company assumes no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by the Company, whether as a result of new information, future events, or otherwise. All forward-looking statements attributable to the Company or persons acting on the Company’s behalf are expressly qualified in their entirety by the foregoing cautionary statements. All such statements speak only as of the date made, and, except as required by law, the Company undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise.

Item 9.01.             Financial Statements and Exhibits.

(d) Exhibits.

See Exhibit Index

EXHIBIT INDEX

Exhibit No.	Description

99.1	Modified Third Amended Joint Chapter 11 Plan of EP Energy Corporation and its Affiliated Debtors

99.2	Modified Disclosure Statement for Modified Third Amended Joint Chapter 11 Plan of Reorganization of EP Energy Corporation and its Affiliated Debtors

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

EP ENERGY CORPORATION

Date: January 9, 2020	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary

EP ENERGY LLC

	By:	/s/ Jace D. Locke
Jace D. Locke
Vice President, General Counsel and Corporate Secretary